UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  November 15, 2005
                                                          -----------------
                         eRoomSystem Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   000-31037                   87-0540713
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

         1072 Madison Ave., Lakewood, NJ                           08701
         -------------------------------                       ------------
     (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code:  (732) 730-0116
                                                        --------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Section 2       Financial Information
--------------------------------------------------------------------------------

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

eRoomSystem Technologies, Inc. announced its results for the three months ended September 30, 2005 in the attached press release.

Section 9       Financial Statements and Exhibits
--------------------------------------------------------------------------------

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

                Exhibit No.     Description

                99 Press release describing financial results for the three months ended September 30, 2005



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EROOMSYSTEM TECHNOLOGIES, INC.
                                                     (Registrant)


Date:  November 15, 2005
                                             By:    /s/ David A. Gestetner
                                                    ----------------------------
                                                    David A. Gestetner
                                             Its:   Chief Executive Officer and
                                                    President


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


FOR IMMEDIATE RELEASE

            EROOMSYSTEM TECHNOLOGIES, INC. REPORTS FISCAL THIRD QUARTER OPERATING RESULTS

LAKEWOOD, NEW JERSEY - NOVEMBER 15, 2005 - eRoomSystem Technologies, Inc. (OTCBB: ERMS), a supplier of in-room technological amenities for the lodging industry, yesterday announced its financial results for the three months ended September 30, 2005.

For the three months ended September 30, 2005, ERMS reported revenues of $406,930 as compared to $407,594 for the three months ended September 30, 2004, a decrease of $644, or 0.2%. Gross profit was $262,529 for the fiscal third quarter as compared to $262,262 for the same period in 2004, an increase of $267. Gross margin increased to 64.5% for the fiscal third quarter as compared to 64.3% during the same period in fiscal 2004. For the three months ended September 30, 2005, ERMS realized a net loss of $42,714 or $0.00 per basic share as compared to a net income of $65,687 or $0.01 per basic share for the same period a year ago.

During the three months ended September 30, 2005, Gestetner Group, LLC, Ash Capital, LLC, and ten other parties, converted their secured convertible promissory notes, in the original principal amount of $597,500, plus accrued interest of $120,743, into 8,633,769 shares of common stock. As per the requirements of GAAP, the remaining discount on the notes in the amount of $154,109 was charged against income as interest expense. Excluding this one-time non-cash charge, the Company realized income from operations of $109,298, or $0.01 per basic share as compared to income from operations of $48,434 or $0.01 per basic share in the three months ended September 30, 2004. For the three months ended September 30, 2005, ERMS realized a net loss of $42,714. Excluding the one-time non-cash interest expense of $154,109, ERMS realized net income of $111,395, or $0.01 per basic share. In comparison, in the same period a year ago, ERMS realized net income of $65,687, or $0.01 per basic share.

For the nine months ended September 30, 2005, ERMS reported revenues of $1,156,808 as compared to $1,132,558 for the nine months ended September 30, 2004, an increase of $24,250, or 2.1%. Gross profit was $721,995 for the nine months ended September 30, 2005 as compared to $689,669 for the same period in 2004, an increase of $32,326, or 4.7%. Gross margin increased to 62.4% for the nine months ended September 30, 2005 as compared to 60.9% during the same period in 2004. Income from operations was $32,424 for the nine months ended September 30, 2005 as compared to $109,208 for the same period in 2004. Excluding the one-time non-cash interest expense of $154,109 incurred in the fiscal third quarter, ERMS realized income from operations of $186,533 for the nine months ended September 30, 2005. Selling, general and administrative expenses were $465,767 during the first nine months of fiscal 2005, a decrease of $127,155 from the same period in 2004. For the nine months ended September 30, 2005, ERMS realized net income of $34,521. Excluding the one-time non-cash interest expense of $154,109, ERMS realized net income of $188,630, or $0.02 per basic share, for the nine months ended September 30, 2005. In comparison, in the same period a year ago, ERMS realized net income of $721,926, or $0.07 per basic share, $612,718 of which related to a non-cash gain on forgiveness of liabilities and debt as well as a $200,000 non-cash gain on collection of a previously written off receivable.

As of September 30, 2005, the balance sheet of ERMS reflected cash of $1,145,552 and a note receivable in the amount of $146,659, which amount relates to the investment in Identica Corp. earlier this year. Identica Corp. is a distributor and integrator of next-generation biometric security solutions, including the TechSphere hand vascular pattern biometric technology. As of September 30, 2005, ERMS had working capital of $1,058,303, as compared to working capital of $445,482 as of December 31, 2004, an increase of $612,821, or 137.6%. As of
September 30, 2005, stockholders equity was $2,353,506 as compared to $1,312,657 as of December 31, 2004, an increase of $1,040,849.

ABOUT EROOMSYSTEM TECHNOLOGIES, INC.:
eRoomSystem Technologies, Inc. is a full service in-room provider for the lodging and travel industry. Its intelligent in-room computer platform and communications network supports eRoomSystem's line of fully automated and interactive refreshment centers, room safes and other applications. eRoomSystem's products are installed in major hotel chains both domestically and internationally. eRoomSystem is a publicly traded company listed on the Over The Counter Bulletin Board under the symbol "ERMS". You can visit eRoomSystem Technologies, Inc. on the worldwide web at www.eroomsystem.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:
NOTE: The foregoing is news relating to ERMS and contains forward-looking statements that are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. When used in this report, the words "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to ERMS or its management, including without limitation, ERMS and its subsidiaries, are intended to identify such forward-looking statements. The actual results, performance or achievements of ERMS could differ materially from the results expressed in, or implied by these forward-looking statements. For more detailed information the reader is referred to the most recently filed Annual Report on Form 10-KSB and other related documents filed with the Securities and Exchange Commission. This does not constitute an offer to buy or sell securities by ERMS and is meant purely for informational purposes.

Press/Investor Contact:
eRoomSystem Technologies, Inc.
investor@eroomsystem.com

FOR IMMEDIATE RELEASE

            EROOMSYSTEM TECHNOLOGIES, INC. REPORTS
            FISCAL THIRD QUARTER OPERATING RESULTS

LAKEWOOD, NEW JERSEY - NOVEMBER 15, 2005 - eRoomSystem Technologies, Inc. (OTCBB: ERMS), a supplier of in-room technological amenities for the lodging industry, yesterday announced its financial results for the three months ended September 30, 2005.

For the three months ended September 30, 2005, ERMS reported revenues of $406,930 as compared to $407,594 for the three months ended September 30, 2004, a decrease of $644, or 0.2%. Gross profit was $262,529 for the fiscal third quarter as compared to $262,262 for the same period in 2004, an increase of $267. Gross margin increased to 64.5% for the fiscal third quarter as compared to 64.3% during the same period in fiscal 2004. For the three months ended September 30, 2005, ERMS realized a net loss of $42,714 or $0.00 per basic share as compared to a net income of $65,687 or $0.01 per basic share for the same period a year ago.

During the three months ended September 30, 2005, Gestetner Group, LLC, Ash Capital, LLC, and ten other parties, converted their secured convertible promissory notes, in the original principal amount of $597,500, plus accrued interest of $120,743, into 8,633,769 shares of common stock. As per the requirements of GAAP, the remaining discount on the notes in the amount of $154,109 was charged against income as interest expense. Excluding this one-time non-cash charge, the Company realized income from operations of $109,298, or $0.01 per basic share as compared to income from operations of $48,434 or $0.01 per basic share in the three months ended September 30, 2004. For the three months ended September 30, 2005, ERMS realized a net loss of $42,714. Excluding the one-time non-cash interest expense of $154,109, ERMS realized net income of $111,395, or $0.01 per basic share. In comparison, in the same period a year ago, ERMS realized net income of $65,687, or $0.01 per basic share.

For the nine months ended September 30, 2005, ERMS reported revenues of $1,156,808 as compared to $1,132,558 for the nine months ended September 30, 2004, an increase of $24,250, or 2.1%. Gross profit was $721,995 for the nine months ended September 30, 2005 as compared to $689,669 for the same period in 2004, an increase of $32,326, or 4.7%. Gross margin increased to 62.4% for the nine months ended September 30, 2005 as compared to 60.9% during the same period in 2004. Income from operations was $32,424 for the nine months ended September 30, 2005 as compared to $109,208 for the same period in 2004. Excluding the one-time non-cash interest expense of $154,109 incurred in the fiscal third quarter, ERMS realized income from operations of $186,533 for the nine months ended September 30, 2005. Selling, general and administrative expenses were $465,767 during the first nine months of fiscal 2005, a decrease of $127,155 from the same period in 2004. For the nine months ended September 30, 2005, ERMS realized net income of $34,521. Excluding the one-time non-cash interest expense of $154,109, ERMS realized net income of $188,630, or $0.02 per basic share, for the nine months ended September 30, 2005. In comparison, in the same period a year ago, ERMS realized net income of $721,926, or $0.07 per basic share, $612,718 of which related to a non-cash gain on forgiveness of liabilities and debt as well as a $200,000 non-cash gain on collection of a previously written off receivable.

As of September 30, 2005, the balance sheet of ERMS reflected cash of $1,145,552 and a note receivable in the amount of $146,659, which amount relates to the investment in Identica Corp. earlier this year. Identica Corp. is a distributor and integrator of next-generation biometric security solutions, including the TechSphere hand vascular pattern biometric technology. As of September 30, 2005, ERMS had working capital of $1,058,303, as compared to working capital of $445,482 as of December 31, 2004, an increase of $612,821, or 137.6%. As of
September 30, 2005, stockholders equity was $2,353,506 as compared to $1,312,657 as of December 31, 2004, an increase of $1,040,849.

ABOUT EROOMSYSTEM TECHNOLOGIES, INC.:
eRoomSystem Technologies, Inc. is a full service in-room provider for the lodging and travel industry. Its intelligent in-room computer platform and communications network supports eRoomSystem's line of fully automated and interactive refreshment centers, room safes and other applications. eRoomSystem's products are installed in major hotel chains both domestically and internationally. eRoomSystem is a publicly traded company listed on the Over The Counter Bulletin Board under the symbol "ERMS". You can visit eRoomSystem Technologies, Inc. on the worldwide web at www.eroomsystem.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:
NOTE: The foregoing is news relating to ERMS and contains forward-looking statements that are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. When used in this report, the words "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to ERMS or its management, including without limitation, ERMS and its subsidiaries, are intended to identify such forward-looking statements. The actual results, performance or achievements of ERMS could differ materially from the results expressed in, or implied by these forward-looking statements. For more detailed information the reader is referred to the most recently filed Annual Report on Form 10-KSB and other related documents filed with the Securities and Exchange Commission. This does not constitute an offer to buy or sell securities by ERMS and is meant purely for informational purposes.

Press/Investor Contact:
eRoomSystem Technologies, Inc.
investor@eroomsystem.com